Putnam
Global Natural
Resources
Fund

ANNUAL REPORT ON PERFORMANCE AND OUTLOOK

8-31-01

[SCALE LOGO OMITTED]

FROM THE TRUSTEES

[GRAPHIC OMITTED: PHOTO OF JOHN A. HILL AND GEORGE PUTNAM III]

Dear Shareholder:

The following report covers Putnam Global Natural Resources 2001 fiscal year, which ended August 31, 2001 -- before the September 11 attacks on the World Trade Center and the Pentagon. Our thoughts are with the families of the people who lost their lives or were injured in those horrific events.

Throughout the crisis, Putnam professionals have remained focused on their responsibilities to the fund's shareholders. All systems have been kept fully operational and all phone lines fully staffed. And of course, Putnam's senior management team has been meeting regularly to formulate a global economic view and industry-specific perspectives, and to maintain careful oversight of your fund in light of the changing environment.

The important thing for investors to do is to remain focused and not to allow the near-term impact of this tragedy to cloud a long-term perspective. Given these events, we suggest consulting your financial advisor, who can help you make decisions that are appropriate for your long-term investment plan.

Respectfully yours,

/S/ JOHN A. HILL                   /S/ GEORGE PUTNAM, III

John A. Hill                       George Putnam, III
Chairman of the Trustees           President of the Funds
October 17, 2001

REPORT FROM FUND MANAGEMENT

Kevin Divney
James M. Falvey

Higher fuel prices and superior stock selection were the key factors in Putnam Global Natural Resources Fund's performance for the fiscal year ended August 31, 2001. Over the first six months of the period, the fund benefited from the volatility in the market for oil and gas and from the generally higher average fuel prices that resulted. The significant price increases boosted the value of energy stocks, which represented over 60% of the portfolio as of year-end. During the second half of the year, fuel prices declined but our stock selections helped cushion the portfolio against significant losses.

However, this picture changed considerably shortly after the tragic events of September 11. The days following the attack have been difficult ones for the global financial markets. But we believe that while they are exhibiting understandable volatility, the markets have also recognized that even a disaster has primarily a short-term impact. The shock will also, we believe, bring a new focus on the fact that beyond any recession lies growth for the U.S. and global economies, including the natural resources sectors in which your fund invests.

Total return for 12 months ended 8/31/01

      Class A          Class B          Class C          Class M
    NAV     POP      NAV    CDSC      NAV    CDSC      NAV     POP
-----------------------------------------------------------------------
   -3.25%  -8.81%   -3.98%  -8.46%   -4.03%  -4.92%   -3.73%  -7.09%
-----------------------------------------------------------------------

Past performance is not indicative of future results. Performance information for longer periods and explanation of performance calculation methods begin on page 7.

* LION'S SHARE OF PERFORMANCE CAME FROM OIL AND GAS

As the fiscal year began, the markets for natural gas and oil were reacting almost daily to constantly shifting supply and demand for raw materials and refined products. After going as high as $38 per barrel, oil prices stabilized in the last half of the period, settling into a range of $21-22 a barrel. High demand and depleted supplies drove the price of natural gas at one point to $10 per million BTUs. Natural gas prices remained high into the summer and the warmer weather, inflated by what we felt was an overoptimistic demand forecast. Consequently, we cut the fund's natural gas positions in half and shifted the assets into oil stocks. This decision proved timely, as the prices for natural gas fell dramatically toward the end of the period.


[GRAPHIC OMITTED: horizontal bar chart TOP INDUSTRY SECTORS]

TOP INDUSTRY SECTORS*

Oil and gas                  59.8%

Energy                       13.8%

Chemicals                    10.3%

Paper and
forest products               5.7%

Metals                        4.7%

Footnote reads:
*Based on net assets as of 8/31/01. Holdings will vary over time.


All the factors seem to be in place for an environment of higher normalized oil prices over the next few years. OPEC has shown discipline in maintaining per-barrel prices in the high $20s, and non-OPEC oil production resources are not able to challenge the organization's market-setting position. Several projects slated by the industry to increase supply have taken longer than anticipated to produce results. New exploration and production efforts currently focus on deep water sites and other frontier areas that haven't previously been explored. In some cases, the production has proved more technologically difficult than anticipated. In other cases, host governments have been the bigger obstacles, insisting that old agreements be updated to reflect higher market prices of oil. The shortage of refined product was a major factor in the success of Tosco Corporation, the largest independent oil refiner and marketer of petroleum products in the United States. We added to this holding during the second half of the period, and we're pleased to report that Tosco was one of the portfolio's strongest performers, returning 52.1% for the fiscal year.

"Not only are today's 'lower' oil and gas prices still quite high by historical standards, but the stocks in the sector are incredibly cheap."

-- Jon Birger, CNNfn, September 4, 2001


Another major contributor to performance -- but for different reasons -- was Triton Energy, a Dallas-based international oil and gas exploration and production company. Amerada Hess purchased Triton over the summer. Their all-cash offer represented a premium of 50% of Triton's closing price on the day the deal was announced, which was 88% of Triton's 52-week high.

* PORTFOLIO FOCUSED ON INTERNATIONAL OIL COMPANIES

During the period, large integrated oil companies in Europe became a valuable defensive position in the environment of falling commodity prices. When selecting stocks for the portfolio, one of the elements we look for is a company's ability to control costs. In the natural resources industries, where prices are volatile and unpredictable, cost discipline can often make the difference between profits and losses. We found several European-based oil companies to be attractively priced when they began to implement a more disciplined approach to managing their operating costs. With planning and development costs substantially lower than five to six years ago, these companies earned a disproportionate benefit when oil prices went up. The enhanced profit margins translated into significant amounts of free cash flow, which they have been using to expand exploration and strengthen their balance sheets.


"We continue to focus on international oil companies as a defensive bet against an environment of falling commodity prices."

-- James M. Falvey, portfolio manager, Putnam Global Natural Resources Fund


Your fund's portfolio includes several of these attractively priced large-capitalization European companies, including Total FinaElf, a French oil and gas company that has a significant portion of its current capital budget slated for investments in exploration and production, the most profitable area of its business. Royal Dutch Petroleum recently raised their cost-cutting target since 90% of the initial goal has already been achieved. The company maintains financial discipline by selecting only exploration and production projects that it believes will remain profitable even if oil prices fall as low as $14 a barrel.

* BASIC MATERIALS SECTOR RESPONDED TO A SLOWING ECONOMY

The basic materials sector continued to feel the downward pressure of a lagging economy. As earnings fell, companies deferred or eliminated capital projects. The result was reduced revenue opportunities for the producers of the basic materials -- metals, chemicals, and paper -- that are required for these projects. Aluminum production suffered as demand in the construction and auto markets softened. The chemical industry encountered higher production costs in the first half of the period, and reduced demand throughout.


[GRAPHIC OMITTED: TOP 10 HOLDINGS]

TOP 10 HOLDINGS

TotalFinaElf SA ADR
France
Oil and gas

BP PLC ADR
United Kingdom
Oil and gas

Exxon Mobil Corp.
United States
Oil and gas

Texaco, Inc.
United States
Oil and gas

Royal Dutch Petroleum Co.
Netherlands
Oil and gas

Schlumberger, Ltd.
United States
Energy

Tosco Corp.
United States
Oil and gas

Baker Hughes, Inc.
United States
Energy

Chevron, Inc.
United States
Oil and gas

Anadarko Petroleum Corp.
United States
Oil and gas

Footnote reads:
These holdings represent 49.1% of the fund's net assets as of 8/31/01. Portfolio holdings will vary over time.


Within the basic materials sector, paper continues to be the strongest performer. Production economics have imposed capital discipline as the cost of power has increased, forcing a contraction in the supply of paper. The industry has also been relatively effective during the economic downturn in voluntarily limiting capacity by shutting down plants and maintaining lower utilization rates. Smurfit-Stone Container, one of our larger paper holdings, is a good example of this capital discipline. The company manufactures paperboard-packaging products, recycles waste paper, and produces newsprint. Its corrugated shipping containers are used to ship home appliances, electric motors, small machinery, grocery products, and furniture. With roughly a fifth of U.S. cardboard and corrugated container production, the company has used its market power to influence pricing by scaling back production. The company also has permanently closed roughly 1.8 million tons of annual capacity, a move that has also boosted cardboard prices. A long-term holding, Smurfit-Stone has been a consistently positive contributor for the fund, returning 31.5% for the annual period.

We pared back our holdings in metal stocks in the mid- to later part of the annual period because demand was off, but also because we believe many of these stocks are trading ahead of fundamentals in anticipation of an economic recovery that we believe is still a long way off. One of the basic metal stocks that we like is Freeport-McMoRan Copper & Gold. Sliding prices have caused returns on assets in basic metals to fall in the past couple of years. The mining industry, in particular, has been affected as surging power costs have driven up the cost of production. However, Freeport is the world's lowest cost copper producer. The company's lean cost structure has made it one of a handful of mining firms to be profitable for five consecutive years. Our holding in Freeport has performed well for the fund thus far.

* GREATER DEMAND EXPECTED FOR NATURAL RESOURCES INVESTMENTS

Natural resources stocks have always provided value through stable earnings streams, dependable cash flows, and investments in hard assets. This is important for investors to keep in mind in the aftermath of September 11th's events, which have led many to anticipate the worst for the U.S. and global economies. Realistically, the disaster will diminish business activity in the short term. However, many of the pre-conditions for recovery, such as lower business inventories, were taking shape before the disaster. While we believe that it would not be reasonable to expect performance to improve until well into calendar 2002, we look for the basic materials sector to rebound along with an eventual U.S. economic recovery. In the meantime, we will continue to maintain a portfolio that is diversified along a variety of natural resources categories.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 8/31/01, there is no guarantee the fund will continue to hold these securities in the future. International investing involves certain risks, such as currency fluctuations, economic instability and political developments. Funds investing in a single sector may be subject to more volatility than funds investing in a diverse group of sectors.


NEWS FROM THE TRUSTEES

In July 2001, we welcomed Charles B. Curtis to Putnam's Board of Trustees. He brings an impressive list of credentials that include several key positions in Washington and directorships in education and energy-related industries. We look forward to the contributions Charles will be to the continued success of the Putnam funds.

PUTNAM'S POLICY ON CONFIDENTIALITY

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders' addresses, telephone numbers, Social Security numbers, and the names of their financial advisors. We use this information to assign an account number and to help us maintain accurate records of transactions and account balances.

It is our policy to protect the confidentiality of your information, whether or not you currently own shares of our funds, and in particular, not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we share this information with outside vendors who provide services to us, such as mailing and proxy solicitation. In those cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. We may also share this information with our Putnam affiliates to service your account or provide you with information about other Putnam products or services. It is also our policy to share account information with your financial advisor, if you've listed one on your Putnam account.

If you would like clarification about our confidentiality policies or have any questions or concerns, please don't hesitate to contact us at 1-800-225-1581, Monday through Friday, 8:30 a.m. to 7:00 p.m., or
Saturdays from 9:00 a.m. to 5:00 p.m. Eastern Time.


PERFORMANCE SUMMARY

This section provides information about your fund's performance, which should always be considered in light of its investment strategy. Putnam Global Natural Resources Fund is designed for investors seeking capital appreciation primarily through stocks of companies in the energy and natural resources industries.

TOTAL RETURN FOR PERIODS ENDED 8/31/01

                     Class A         Class B         Class C         Class M
(inception dates)   (7/24/80)       (2/1/94)        (7/26/99)       (7/3/95)
                   NAV     POP     NAV    CDSC     NAV    CDSC     NAV     POP
------------------------------------------------------------------------------
1 year           -3.25%  -8.81%  -3.98%  -8.46%  -4.03%  -4.92%  -3.73%  -7.09%
------------------------------------------------------------------------------
5 years          51.57   42.85   45.87   43.87   45.97   45.97   47.72   42.56
Annual average    8.67    7.39    7.84    7.55    7.86    7.86    8.12    7.35
------------------------------------------------------------------------------
10 years        123.85  111.01  107.48  107.48  107.64  107.64  112.66  105.21
Annual average    8.39    7.75    7.57    7.57    7.58    7.58    7.84    7.45
------------------------------------------------------------------------------
Annual average
(life of fund)    6.95    6.65    6.05    6.05    6.08    6.08    6.31    6.14
------------------------------------------------------------------------------


COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 8/31/01

                                                   Lipper Natural
                                 S&P 500             Resources
                                  Index               Average
------------------------------------------------------------------------------
1 year                           -24.39%              -6.55%
------------------------------------------------------------------------------
5 years                           86.96               33.84
Annual average                    13.33                5.55
------------------------------------------------------------------------------
10 years                         253.55              125.90
Annual average                    13.46                8.12
------------------------------------------------------------------------------
Annual average
(life of fund)                    14.74               10.82
------------------------------------------------------------------------------

Past performance is no assurance of future results. More recent returns may be more or less than those shown. Returns for class A and class M shares reflect the current maximum initial sales charges of 5.75% and 3.50%, respectively. Class B share returns for the 1-, 5- and 10-year, if available, and life-of-fund periods reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declines to 1% in the sixth year, and is eliminated thereafter. Returns shown for class B and class M shares for periods prior to their inception are derived from the historical performance of class A shares, adjusted to reflect both the initial sales charge or CDSC, if any, currently applicable to each class and in the case of class B and class M shares the higher operating expenses applicable to such shares. For class C shares, returns for periods prior to their inception are derived from the historical performance of class A shares, adjusted to reflect both the CDSC currently applicable to class C shares, which is 1% for the first year and is eliminated thereafter, and the higher operating expenses applicable to class C shares. All returns assume reinvestment of distributions at NAV. Investment return and principal value will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost.


[GRAPHIC OMITTED: worm chart GROWTH OF A $10,000 INVESTMENT]

GROWTH OF A $10,000 INVESTMENT

Cumulative total return of a $10,000 investment since 8/31/91

                Fund's class A             S&P             Lipper Natural
Date            shares at POP           500 Index        Resources Average

8/31/91             9,425                10,000                10,000
8/31/92             9,909                10,792                 9,777
8/31/93            12,068                12,434                12,228
8/31/94            10,901                13,114                12,069
8/31/95            12,111                15,927                13,143
8/31/96            13,922                18,910                16,101
8/31/97            18,292                26,596                21,149
8/31/98            13,657                28,749                12,941
8/31/99            19,461                40,199                19,673
8/31/00            21,809                46,759                24,707
8/31/01           $21,101               $35,355               $22,590

Footnote reads:
Past performance is no assurance of future results. At the end of the same time period, a $10,000 investment in the fund's class B and class C shares would have been valued at $20,748 and $20,764, respectively, and no contingent deferred sales charges would apply; a $10,000 investment in the fund's class M shares would have been valued at $21,266 ($20,521 at public offering price).


PRICE AND DISTRIBUTION INFORMATION 12 MONTHS ENDED 8/31/01

                       Class A       Class B       Class C       Class M
------------------------------------------------------------------------------
Distributions (number)    1             1             1             1
------------------------------------------------------------------------------
Income                 $0.120           --         $0.051        $0.002
------------------------------------------------------------------------------
Capital gains
  Long-term             0.825         0.825         0.825         0.825
------------------------------------------------------------------------------
  Short-term            0.610         0.610         0.610         0.610
------------------------------------------------------------------------------
  Total                $1.555        $1.435        $1.486        $1.437
------------------------------------------------------------------------------
Share value:         NAV     POP       NAV           NAV       NAV     POP
------------------------------------------------------------------------------
8/31/00             $21.79  $23.12   $21.37        $21.64     $21.62  $22.40
------------------------------------------------------------------------------
8/31/01              19.58   20.77    19.14         19.34      19.43   20.13
------------------------------------------------------------------------------


TOTAL RETURN FOR PERIODS ENDED 9/30/01 (most recent calendar quarter)

                     Class A         Class B         Class C         Class M
(inception dates)   (7/24/80)       (2/1/94)        (7/26/99)       (7/3/95)
                   NAV     POP     NAV    CDSC     NAV    CDSC     NAV     POP
------------------------------------------------------------------------------
1 year          -12.02% -17.08% -12.70% -16.77% -12.71% -13.52% -12.48% -15.55%
------------------------------------------------------------------------------
5 years          32.46   24.82   27.47   25.59   27.64   27.64   29.04   24.55
Annual average    5.78    4.53    4.97    4.66    5.00    5.00    5.23    4.49
------------------------------------------------------------------------------
10 years        105.25   93.41   90.17   90.17   90.43   90.43   94.98   88.15
Annual average    7.46    6.82    6.64    6.64    6.65    6.65    6.91    6.52
------------------------------------------------------------------------------
Annual average
(life of fund)    6.41    6.11    5.51    5.51    5.54    5.54    5.78    5.60
------------------------------------------------------------------------------

Past performance is no assurance of future results. More recent returns may be more or less than those shown. They do not take into account any adjustment for taxes payable on reinvested distributions. Investment returns and principal value will fluctuate so that an investor's shares when sold may be worth more or less than their original cost. See first page of performance section for performance calculation method.


TERMS AND DEFINITIONS

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Class A shares are generally subject to an initial sales charge.

Class B shares may be subject to a sales charge upon redemption.

Class C shares are not subject to an initial sales charge and are subject to a contingent deferred sales charge only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption.

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities, divided by the number of outstanding shares, not including any initial or contingent deferred sales charge.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund's class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.


COMPARATIVE BENCHMARKS

Lipper Natural Resources Average* is composed of funds that invest more than 65% of their equity holdings in the natural resources industries.

Standard & Poor's 500 Index* is an unmanaged list of common stocks that is frequently used as a general measure of stock market performance.

*Securities indexes assume reinvestment of all distributions and interest payments and do not take into account brokerage fees or taxes. Securities in the fund do not match those in the indexes and performance of the fund will differ. It is not possible to invest directly in an index.


A GUIDE TO THE FINANCIAL STATEMENTS

These sections of the report as well as the accompanying Notes, preceded by the Report of independent accountants, constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss for the reporting period. This is determined by adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses. This statement also lists any net gain or loss the fund realized on the sales of its holdings and -- for holdings that remain in the portfolio -- any change in unrealized gains or losses over the period.

Statement of changes in net assets shows how the fund's net assets were affected by distributions to shareholders and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results, per-share distributions, expense ratios, net investment income ratios and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.


REPORT OF INDEPENDENT ACCOUNTANTS

The Board of Trustees and Shareholders
Putnam Global Natural Resources Fund

We have audited the accompanying statement of assets and liabilities of Putnam Global Natural Resources Fund, including the fund's portfolio, as of August 31, 2001, and the related statement of operations for the year then ended and statements of changes in net assets and financial highlights for each of the years in the two-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The financial highlights for each of the years or periods in the three-year period ended August 31, 1999 were audited by other auditors whose report dated October 5, 1999, expressed an unqualified opinion on that financial statement and those financial highlights.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform our audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2001 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Putnam Global Natural Resources Fund as of August 31, 2001, the results of its operations, changes in its net assets and financial highlights for each of the years or periods described above in conformity with accounting principles generally accepted in the United States of America.
                                                         KPMG  LLP
Boston, Massachusetts
October 4, 2001



THE FUND'S PORTFOLIO
August 31, 2001

COMMON STOCKS (98.5%) (a)
NUMBER OF SHARES                                                                                              VALUE
Chemicals (10.3%)
-------------------------------------------------------------------------------------------------------------------
             98,700 Air Products & Chemicals, Inc.                                                    $   4,184,880
             21,500 Avery Dennison Corp.                                                                  1,105,315
            357,600 Crompton Corp.                                                                        3,254,160
                 20 Dow Chemical Co. (The)                                                                      701
            244,200 E.I. du Pont de Nemours & Co.                                                        10,004,874
             50,500 Eastman Chemical Co.                                                                  1,958,895
            103,100 Engelhard Corp.                                                                       2,694,003
             53,800 Praxair, Inc.                                                                         2,532,366
             93,800 Rohm & Haas Co.                                                                       3,368,358
             79,100 Sigma-Adrich Corp.                                                                    3,607,751
                                                                                                      -------------
                                                                                                         32,711,303

Electric Utilities (0.7%)
-------------------------------------------------------------------------------------------------------------------
             52,100 Allegheny Energy, Inc.                                                                2,296,568

Energy (13.8%)
-------------------------------------------------------------------------------------------------------------------
            363,700 Baker Hughes, Inc.                                                                   11,980,278
             71,100 Cooper Cameron Corp. (NON)                                                            3,075,075
             49,900 Diamond Offshore Drilling, Inc.                                                       1,392,210
            322,200 Schlumberger, Ltd.                                                                   15,787,800
             42,700 Smith International, Inc. (NON)                                                       1,981,280
             50,900 Spinnaker Exploration Co. (NON)                                                       1,949,470
             51,700 Tidewater, Inc.                                                                       1,608,387
            220,919 Transocean Sedco Forex, Inc.                                                          6,384,559
                                                                                                      -------------
                                                                                                         44,159,059

Metals (3.5%)
-------------------------------------------------------------------------------------------------------------------
            163,142 BHP Billiton, Ltd. ADR (Australia)                                                    1,636,314
             29,574 Freeport-McMoRan Copper & Gold, Inc. Class A (NON)                                      329,750
             42,600 Inco, Ltd. (Canada) (NON)                                                               708,012
            161,000 Massey Energy Co.                                                                     3,163,650
             50,700 Newmont Mining Corp.                                                                  1,051,518
             38,500 Nucor Corp.                                                                           1,871,100
            141,900 Rio Tinto PLC (United Kingdom)                                                        2,552,066
                                                                                                      -------------
                                                                                                         11,312,410

Natural Gas Utilities (4.7%)
-------------------------------------------------------------------------------------------------------------------
             56,900 Dynegy, Inc.                                                                          2,399,473
             87,617 El Paso Corp.                                                                         4,257,310
            110,000 Enron Corp.                                                                           3,848,900
             80,200 Kinder Morgan, Inc.                                                                   4,459,120
                                                                                                      -------------
                                                                                                         14,964,803

Oil & Gas (59.8%)
-------------------------------------------------------------------------------------------------------------------
            210,514 Anadarko Petroleum Corp.                                                             10,894,100
             67,500 Apache Corp.                                                                          3,167,775
            401,352 BP PLC ADR (United Kingdom)                                                          20,420,790
            122,100 Chevron, Inc.                                                                        11,080,575
            222,353 Conoco, Inc. Class B                                                                  6,586,096
             78,100 Ente Nazionale Idrocarburi (ENI) SpA ADR (Italy)                                      5,263,940
             44,000 EOG Resources, Inc.                                                                   1,391,280
            486,600 Exxon Mobil Corp.                                                                    19,536,990
             44,800 Murphy Oil Corp.                                                                      3,382,400
            137,500 Noble Drilling Corp. (NON)                                                            3,740,000
            190,200 Occidental Petroleum Corp.                                                            5,234,304
            422,600 Ocean Energy, Inc.                                                                    7,966,010
             42,500 Phillips Petroleum Co.                                                                2,443,750
            133,700 Pioneer Natural Resources Co. (NON)                                                   2,339,750
            286,500 Royal Dutch Petroleum Co. (Netherlands)                                              16,224,495
             95,500 Suncor Energy, Inc. (Canada)                                                          2,643,810
            161,300 Talisman Energy, Inc. (Canada)                                                        6,182,629
            240,200 Texaco, Inc.                                                                         16,729,930
            284,100 Tosco Corp.                                                                          13,182,240
            283,444 TotalFinaElf SA ADR (France)                                                         20,932,339
            189,605 Unocal Corp.                                                                          6,693,057
            351,600 XTO Energy, Inc.                                                                      4,957,560
                                                                                                      -------------
                                                                                                        190,993,820

Paper & Forest Products (5.7%)
-------------------------------------------------------------------------------------------------------------------
             80,600 Boise Cascade Corp.                                                                   2,958,020
             81,700 Georgia-Pacific Group                                                                 2,985,318
            626,000 Jefferson Smurfit Group PLC (Ireland)                                                 1,391,189
            229,600 Sappi, Ltd. ADR (South Africa)                                                        2,378,655
            167,600 Smurfit-Stone Container Corp. (NON)                                                   2,892,776
             68,800 Weyerhaeuser Co.                                                                      3,904,400
             33,400 Willamette Industries, Inc.                                                           1,619,900
                                                                                                      -------------
                                                                                                         18,130,258
                                                                                                      -------------
                    Total Common Stocks (cost $291,819,980)                                           $ 314,568,221

CONVERTIBLE BONDS AND NOTES (1.2%) (cost $3,423,500) (a)
PRINCIPAL AMOUNT                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
$         3,300,000 Freeport-McMoRan Copper & Gold, Inc.
                    144A cv. sr. notes 8 1/4s, 2006                                                   $   3,753,552

SHORT-TERM INVESTMENTS (3.0%) (a)
PRINCIPAL AMOUNT                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
$         8,787,055 Short-term investments held as collateral for loaned securities with yields ranging from 3.51% to 3.80% and due dates
                    ranging from September 4, 2001 to October 19, 2001 (d)                            $   8,768,080
            938,000 Interest in $500,000,000 joint tri-party repurchase agreement dated August 31, 2001 with Credit Suisse First Boston
                    due September 4, 2001 with respect to various U.S.
                    Government obligations -- maturity value of $938,386
                    for an effective yield of 3.70%.                                                        938,000
                                                                                                      -------------
                    Total Short-Term Investments (cost $9,706,080)                                    $   9,706,080
-------------------------------------------------------------------------------------------------------------------
                    Total Investments (cost $304,949,560) (b)                                         $ 328,027,853
-------------------------------------------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $319,369,380.

  (b) The aggregate identified cost on a tax basis is $308,791,385, resulting in gross unrealized appreciation and depreciation of $38,776,518 and $19,540,050, respectively, or net unrealized appreciation of $19,236,468.

(NON) Non-income-producing security.

      144A after the name of a security represents those exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

  (d) See footnote 1 to financial statements on page 25.

      ADR after the name of a foreign holding stands for American
      Depositary Receipts, representing ownership of foreign securities on deposit with a custodian bank.

      DIVERSIFICATION BY COUNTRY

      Distribution of investments by country of issue at August 31, 2001:
      (as percentage of Market Value)

                 Canada                 3.0%
                 France                 6.6
                 Italy                  1.6
                 Netherlands            5.1
                 South Africa           1.0
                 United Kingdom         7.2
                 United States         74.8
                 Other                  0.7
                                      -----
                 Total                100.0%

      The accompanying notes are an integral part of these financial statements.




STATEMENT OF ASSETS AND LIABILITIES
August 31, 2001
Assets
-------------------------------------------------------------------------------------------
Investments in securities, at value, including $8,484,189 of securities on
loan (identified cost $304,949,560) (Note 1)                                   $328,027,853
-------------------------------------------------------------------------------------------
Cash                                                                                149,020
-------------------------------------------------------------------------------------------
Dividends and interest receivable                                                   916,517
-------------------------------------------------------------------------------------------
Receivable for shares of the fund sold                                              474,229
-------------------------------------------------------------------------------------------
Total assets                                                                    329,567,619

Liabilities
-------------------------------------------------------------------------------------------
Payable for shares of the fund repurchased                                          502,755
-------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                        592,377
-------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                           65,413
-------------------------------------------------------------------------------------------
Payable for compensation of Trustees (Note 2)                                        23,597
-------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                          1,543
-------------------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                              192,006
-------------------------------------------------------------------------------------------
Collateral on securities loaned, at value (Note 1)                                8,768,080
-------------------------------------------------------------------------------------------
Other accrued expenses                                                               52,468
-------------------------------------------------------------------------------------------
Total liabilities                                                                10,198,239
-------------------------------------------------------------------------------------------
Net assets                                                                     $319,369,380

Represented by
-------------------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                                $268,991,641
-------------------------------------------------------------------------------------------
Undistributed net investment income (Note 1)                                        892,072
-------------------------------------------------------------------------------------------
Accumulated net realized gain on investments
and foreign currency transactions (Note 1)                                       26,406,783
-------------------------------------------------------------------------------------------
Net unrealized appreciation of investments and
assets and liabilities in foreign currencies                                     23,078,884
-------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to
capital shares outstanding                                                     $319,369,380

Computation of net asset value and offering price
-------------------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($192,785,303 divided by 9,847,095 shares)                                           $19.58
-------------------------------------------------------------------------------------------
Offering price per class A share (100/94.25 of $19.58)*                              $20.77
-------------------------------------------------------------------------------------------
Net asset value and offering price per class B share
($113,258,053 divided by 5,917,184 shares)**                                         $19.14
-------------------------------------------------------------------------------------------
Net asset value and offering price per class C share
($7,878,089 divided by 407,246 shares)**                                             $19.34
-------------------------------------------------------------------------------------------
Net asset value and redemption price per class M share
$5,447,935 divided by 280,383 shares)                                                $19.43
-------------------------------------------------------------------------------------------
Offering price per class M share (100/96.50 of $19.43)*                              $20.13
-------------------------------------------------------------------------------------------

 * On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales, the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

   The accompanying notes are an integral part of these financial statements.




STATEMENT OF OPERATIONS
Year ended August 31, 2001
Investment income:
-------------------------------------------------------------------------------------------
Dividends (net of foreign tax of $164,503)                                     $  5,805,560
-------------------------------------------------------------------------------------------
Interest                                                                            297,855
-------------------------------------------------------------------------------------------
Securities lending                                                                    4,723
-------------------------------------------------------------------------------------------
Total investment income                                                           6,108,138

Expenses:
-------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                  2,390,852
-------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                      465,106
-------------------------------------------------------------------------------------------
Compensation of Trustees (Note 2)                                                    14,792
-------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                      8,400
-------------------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                                               514,207
-------------------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                                             1,224,755
-------------------------------------------------------------------------------------------
Distribution fees -- Class C (Note 2)                                                62,377
-------------------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                                50,758
-------------------------------------------------------------------------------------------
Other                                                                               172,891
-------------------------------------------------------------------------------------------
Total expenses                                                                    4,904,138
-------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                         (141,379)
-------------------------------------------------------------------------------------------
Net expenses                                                                      4,762,759
-------------------------------------------------------------------------------------------
Net investment income                                                             1,345,379
-------------------------------------------------------------------------------------------
Net realized gain on investments (Notes 1 and 3)                                 36,916,977
-------------------------------------------------------------------------------------------
Net realized loss on futures contracts (Note 1)                                    (735,110)
-------------------------------------------------------------------------------------------
Net realized loss on foreign currency transactions (Note 1)                            (935)
-------------------------------------------------------------------------------------------
Net unrealized appreciation of assets and liabilities in foreign
currencies during the year                                                            1,033
-------------------------------------------------------------------------------------------
Net unrealized depreciation of investments during the year                      (51,896,333)
-------------------------------------------------------------------------------------------
Net loss on investments                                                         (15,714,368)
-------------------------------------------------------------------------------------------
Net decrease in net assets resulting from operations                           $(14,368,989)
-------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




STATEMENT OF CHANGES IN NET ASSETS

                                                                         Year ended August 31
                                                                 ---------------------------------
                                                                             2001             2000
--------------------------------------------------------------------------------------------------
Decrease in net assets
--------------------------------------------------------------------------------------------------
Operations:
--------------------------------------------------------------------------------------------------
Net investment income                                                $  1,345,379     $  1,351,265
--------------------------------------------------------------------------------------------------
Net realized gain on investments
and foreign currency transactions                                      36,180,932       21,244,918
--------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) of investments
and assets and liabilities in foreign currencies                      (51,895,300)      11,036,146
--------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting
from operations                                                       (14,368,989)      33,632,329
--------------------------------------------------------------------------------------------------
Distributions to shareholders: (Note 1)
--------------------------------------------------------------------------------------------------
  From net investment income
   Class A                                                             (1,116,089)      (1,797,242)
--------------------------------------------------------------------------------------------------
   Class B                                                                     --         (376,428)
--------------------------------------------------------------------------------------------------
   Class C                                                                (11,829)          (6,874)
--------------------------------------------------------------------------------------------------
   Class M                                                                   (608)         (30,294)
--------------------------------------------------------------------------------------------------
  From net realized gain on investments
   Class A                                                            (13,346,559)      (2,960,718)
--------------------------------------------------------------------------------------------------
   Class B                                                             (8,148,178)      (2,223,059)
--------------------------------------------------------------------------------------------------
   Class C                                                               (332,821)         (12,226)
--------------------------------------------------------------------------------------------------
   Class M                                                               (436,512)        (112,880)
--------------------------------------------------------------------------------------------------
Increase (decrease) from capital share transactions (Note 4)           12,642,344      (39,423,087)
--------------------------------------------------------------------------------------------------
Total decrease in net assets                                          (25,119,241)     (13,310,479)

Net assets
--------------------------------------------------------------------------------------------------
Beginning of year                                                     344,488,621      357,799,100
--------------------------------------------------------------------------------------------------
End of year (including undistributed
net investment income of $892,072
and $676,151, respectively)                                          $319,369,380     $344,488,621
--------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS A
-----------------------------------------------------------------------------------------------------
Per-share
operating performance                                     Year ended August 31
-----------------------------------------------------------------------------------------------------
                                        2001         2000         1999         1998         1997
-----------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $21.79       $19.98       $15.28       $22.13       $18.03
-----------------------------------------------------------------------------------------------------
Investment operations
-----------------------------------------------------------------------------------------------------
Net investment income (a)                .14          .14          .20          .20          .25
-----------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments              (.79)        2.17         5.91        (5.47)        5.18
-----------------------------------------------------------------------------------------------------
Total from
investment operations                   (.65)        2.31         6.11        (5.27)        5.43
-----------------------------------------------------------------------------------------------------
Less distributions:
-----------------------------------------------------------------------------------------------------
From net
investment income                       (.12)        (.19)        (.23)        (.21)        (.16)
-----------------------------------------------------------------------------------------------------
From net realized gain
on investments                         (1.44)        (.31)       (1.06)       (1.37)       (1.17)
-----------------------------------------------------------------------------------------------------
In excess of net
realized gain on investments              --           --         (.12)          --           --
-----------------------------------------------------------------------------------------------------
Total distributions                    (1.56)        (.50)       (1.41)       (1.58)       (1.33)
-----------------------------------------------------------------------------------------------------
Net asset value,
end of period                         $19.58       $21.79       $19.98       $15.28       $22.13
-----------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                 (3.25)       12.07        42.50       (25.34)       31.39
-----------------------------------------------------------------------------------------------------

Ratios and supplemental data
-----------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                      $192,785     $206,190     $200,824     $157,589     $239,539
-----------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)               1.14         1.15         1.16         1.20         1.23
-----------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                .69          .74         1.09          .95         1.26
-----------------------------------------------------------------------------------------------------
Portfolio turnover (%)                102.45       199.50       118.37        28.63        39.25
-----------------------------------------------------------------------------------------------------

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS B
-----------------------------------------------------------------------------------------------------
Per-share
operating performance                                     Year ended August 31
-----------------------------------------------------------------------------------------------------
                                        2001         2000         1999         1998         1997
-----------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $21.37       $19.61       $15.00       $21.77       $17.81
-----------------------------------------------------------------------------------------------------
Investment operations
-----------------------------------------------------------------------------------------------------
Net investment income (loss)(a)         (.01)        (.01)         .06          .04          .10
-----------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments              (.78)        2.13         5.81        (5.37)        5.11
-----------------------------------------------------------------------------------------------------
Total from
investment operations                   (.79)        2.12         5.87        (5.33)        5.21
-----------------------------------------------------------------------------------------------------
Less distributions:
-----------------------------------------------------------------------------------------------------
From net
investment income                         --         (.05)        (.08)        (.07)        (.08)
-----------------------------------------------------------------------------------------------------
From net realized gain
on investments                         (1.44)        (.31)       (1.06)       (1.37)       (1.17)
-----------------------------------------------------------------------------------------------------
In excess of net
realized gain on investments              --           --         (.12)          --           --
-----------------------------------------------------------------------------------------------------
Total distributions                    (1.44)        (.36)       (1.26)       (1.44)       (1.25)
-----------------------------------------------------------------------------------------------------
Net asset value,
end of period                         $19.14       $21.37       $19.61       $15.00       $21.77
-----------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                 (3.98)       11.19        41.42       (25.91)       30.40
-----------------------------------------------------------------------------------------------------

Ratios and supplemental data
-----------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                      $113,258     $126,004     $146,228     $107,252     $142,442
-----------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)               1.89         1.90         1.91         1.95         1.98
-----------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
to average net assets (%)               (.07)        (.04)         .35          .21          .52
-----------------------------------------------------------------------------------------------------
Portfolio turnover (%)                102.45       199.50       118.37        28.63        39.25
-----------------------------------------------------------------------------------------------------

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS C
---------------------------------------------------------------------------
                                                             For the period
Per-share                                                    July 26, 1999+
operating performance                 Year ended August 31    to August 31
---------------------------------------------------------------------------
                                        2001         2000         1999
---------------------------------------------------------------------------
Net asset value,
beginning of period                   $21.64       $19.98       $19.78
---------------------------------------------------------------------------
Investment operations
---------------------------------------------------------------------------
Net investment income (a)                 --(d)       .03          .02
---------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments              (.81)        2.12          .18
---------------------------------------------------------------------------
Total from
investment operations                   (.81)        2.15          .20
---------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------
From net
investment income                       (.05)        (.18)          --
---------------------------------------------------------------------------
From net realized gain
on investments                         (1.44)        (.31)          --
---------------------------------------------------------------------------
Total distributions                    (1.49)        (.49)          --
---------------------------------------------------------------------------
Net asset value,
end of period                         $19.34       $21.64       $19.98
---------------------------------------------------------------------------
Total return at
net asset value (%)(b)                 (4.03)       11.22         1.01*
---------------------------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------------------------
Net assets, end of period
(in thousands)                        $7,878       $4,040         $209
---------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)               1.89         1.90          .19*
---------------------------------------------------------------------------
Ratio of net investment income (loss)
to average net assets (%)               (.02)         .14          .13*
---------------------------------------------------------------------------
Portfolio turnover (%)                102.45       199.50       118.37
---------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Amount represents less than $0.01 per share.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS M
-----------------------------------------------------------------------------------------------------
Per-share
operating performance                                      Year ended August 31
-----------------------------------------------------------------------------------------------------
                                        2001         2000         1999         1998         1997
-----------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $21.62       $19.82       $15.15       $21.99       $17.97
-----------------------------------------------------------------------------------------------------
Investment operations
-----------------------------------------------------------------------------------------------------
Net investment income (a)                .03          .05          .11          .09          .15
-----------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments              (.78)        2.14         5.86        (5.42)        5.16
-----------------------------------------------------------------------------------------------------
Total from
investment operations                   (.75)        2.19         5.97        (5.33)        5.31
-----------------------------------------------------------------------------------------------------
Less distributions:
-----------------------------------------------------------------------------------------------------
From net
investment income                         --(d)      (.08)        (.12)        (.14)        (.12)
-----------------------------------------------------------------------------------------------------
From net realized gain
on investments                         (1.44)        (.31)       (1.06)       (1.37)       (1.17)
-----------------------------------------------------------------------------------------------------
In excess of net
realized gain on investments              --           --         (.12)          --           --
-----------------------------------------------------------------------------------------------------
Total distributions                    (1.44)        (.39)       (1.30)       (1.51)       (1.29)
-----------------------------------------------------------------------------------------------------
Net asset value,
end of period                         $19.43       $21.62       $19.82       $15.15       $21.99
-----------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                 (3.73)       11.47        41.72       (25.73)       30.79
-----------------------------------------------------------------------------------------------------

Ratios and supplemental data
-----------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                        $5,448       $8,254      $10,537       $5,926       $7,853
-----------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)               1.64         1.65         1.66         1.70         1.73
-----------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                .16          .26          .62          .45          .77
-----------------------------------------------------------------------------------------------------
Portfolio turnover (%)                102.45       199.50       118.37        28.63        39.25
-----------------------------------------------------------------------------------------------------

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Amount represents less than $0.01 per share.



NOTES TO FINANCIAL STATEMENTS
August 31, 2001

Note 1
Significant accounting policies

Putnam Global Natural Resources Fund ("the fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-ended management investment company. The fund continues to seek capital appreciation by investing primarily in the common stocks of companies in the energy and natural resource industries.

The fund offers class A, class B, class C and class M shares. Class A shares are sold with a maximum front-end sales charge of 5.75%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge but pay a higher ongoing distribution fee than class A shares, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares are subject to the same fees and expenses as class B shares, except that class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class M shares are sold with a maximum front end sales charge of 3.50% and pay an ongoing distribution fee that is higher than class A shares but lower than class B and class C shares.

Expenses of the fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if that fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are stated at market value, which is determined using the last reported sales price on its principal exchange, or if no sales are reported -- as in the case of some securities traded over-the-counter -- the last reported bid price. Securities quoted in foreign currencies are translated into U.S. dollars at the current exchange rate. Short-term investments having remaining maturities of 60 days or less are stated at amortized cost, which approximates market value. Other investments, including restricted securities, are stated at fair value following procedures approved by the Trustees.

B) Joint trading account Pursuant to an exemptive order issued by the Securities and Exchange Commission, the fund may transfer uninvested cash balances into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Investment Management, LLC ("Putnam Management"), the fund's manager, a wholly-owned subsidiary of Putnam Investments, LLC. These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received.

E) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities are recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when accrued or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies and the difference between the amount of investment income and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments.

F) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers.

G) Security lending The fund may lend securities, through its agent Citibank N.A., to qualified borrowers in order to earn additional income. The loans are collateralized by cash and/or securities in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by Citibank N.A., the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. At August 31, 2001, the value of securities loaned amounted to $8,484,189. The fund received cash collateral of $8,768,080 which is pooled with collateral of other Putnam funds into 40 issuers of high grade short-term investments.

H) Line of credit The fund has entered into a committed line of credit with certain banks. This line of credit agreement includes restrictions that the fund maintains an asset coverage ratio of at least 300% and borrowings must not exceed prospectus limitations. For the year ended August 31, 2001, the fund had no borrowings against the line of credit.

I) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

J) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and permanent differences of losses on wash sale transactions. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended August 31, 2001, the fund reclassified $932 to decrease undistributed net investment income and an increase to accumulated net realized gains of $932. The calculation of net investment income per share in the financial highlights table excludes these adjustments.

Note 2
Management fee, administrative
services and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.70% of the first $500 million of average net assets, 0.60% of the next $500 million, 0.55% of the next $500 million, 0.50% of the next $5 billion, 0.475% of the next $5 billion, 0.455% of the next $5 billion, 0.44% of the next $5 billion, and 0.43% thereafter.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam
Fiduciary Trust Company (PFTC), a subsidiary of Putnam Investments, LLC. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's expenses. The fund also reduced expenses through brokerage service arrangements. For the year ended August 31, 2001, the fund's expenses were reduced by $141,379 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $712 has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of Trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B, class C and class M shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, a wholly-owned subsidiary of Putnam Investments, LLC and Putnam Retail Management GP, Inc. for services provided and expenses incurred by it in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management at an annual rate up to 0.35%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C and class M shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00% and 0.75% of the average net assets attributable to class A, class B, class C and class M shares, respectively.

For the year ended August 31, 2001, Putnam Retail Management, acting as underwriter received net commissions of $76,123 and $1,272 from the sale of class A and class M shares, respectively and $182,772 and $12,031 in contingent deferred sales charges from redemptions of class B and class C shares. A deferred sales charge of up to 1% is assessed on certain redemptions of class A shares. For the year ended August 31, 2001, Putnam Retail Management, acting as underwriter received $2,989 on class A redemptions.

Note 3
Purchases and sales of securities

During the year ended August 31, 2001, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $341,807,794 and $350,857,466, respectively. There were no purchases and sales of U.S. government obligations.

Note 4
Capital shares

At August 31, 2001, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                                                Year ended August 31, 2001
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  2,913,672        $ 61,576,105
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                  643,155          13,036,735
---------------------------------------------------------------------------
                                             3,556,827          74,612,840

Shares
repurchased                                 (3,170,998)        (66,205,795)
---------------------------------------------------------------------------
Net increase                                   385,829        $  8,407,045
---------------------------------------------------------------------------

                                                Year ended August 31, 2000
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  3,678,847        $ 73,922,198
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                  234,570           4,276,206
---------------------------------------------------------------------------
                                             3,913,417          78,198,404

Shares
repurchased                                 (4,502,655)        (88,599,595)
---------------------------------------------------------------------------
Net decrease                                  (589,238)       $(10,401,191)
---------------------------------------------------------------------------

                                                Year ended August 31, 2001
---------------------------------------------------------------------------
Class B                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  3,664,004        $ 77,045,659
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                  356,614           7,103,744
---------------------------------------------------------------------------
                                             4,020,618          84,149,403

Shares
repurchased                                 (3,998,479)        (82,617,089)
---------------------------------------------------------------------------
Net increase                                    22,139        $  1,532,314
---------------------------------------------------------------------------

                                                Year ended August 31, 2000
---------------------------------------------------------------------------
Class B                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  2,973,938        $ 58,761,585
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                  125,022           2,246,636
---------------------------------------------------------------------------
                                             3,098,960          61,008,221

Shares
repurchased                                 (4,661,636)        (91,073,166)
---------------------------------------------------------------------------
Net decrease                                (1,562,676)       $(30,064,945)
---------------------------------------------------------------------------

                                                Year ended August 31, 2001
---------------------------------------------------------------------------
Class C                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                    401,403         $ 8,450,662
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                   14,000             281,814
---------------------------------------------------------------------------
                                               415,403           8,732,476

Shares
repurchased                                   (194,876)         (4,015,211)
---------------------------------------------------------------------------
Net increase                                   220,527         $ 4,717,265
---------------------------------------------------------------------------

                                                Year ended August 31, 2000
---------------------------------------------------------------------------
Class C                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                    223,992          $4,523,666
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                      862              15,683
---------------------------------------------------------------------------
                                               224,854           4,539,349

Shares
repurchased                                    (48,620)           (967,579)
---------------------------------------------------------------------------
Net increase                                   176,234          $3,571,770
---------------------------------------------------------------------------

                                                Year ended August 31, 2001
---------------------------------------------------------------------------
Class M                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                    135,083         $ 2,860,473
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                   20,414             412,158
---------------------------------------------------------------------------
                                               155,497           3,272,631

Shares
repurchased                                   (256,791)         (5,286,911)
---------------------------------------------------------------------------
Net decrease                                  (101,294)        $(2,014,280)
---------------------------------------------------------------------------

                                                Year ended August 31, 2000
---------------------------------------------------------------------------
Class M                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                    607,237        $ 12,195,438
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                    7,420             134,665
---------------------------------------------------------------------------
                                               614,657          12,330,103

Shares
repurchased                                   (764,739)        (14,858,824)
---------------------------------------------------------------------------
Net decrease                                  (150,082)       $ (2,528,721)
---------------------------------------------------------------------------


FEDERAL TAX INFORMATION
(Unaudited)

Pursuant to Section 852 of the Internal Revenue Code, as amended, the Fund hereby designates $22,691,299 as long term capital gain, for its taxable year ended August 31, 2001.

For the period, interest and dividends from foreign countries were $1,431,024 or $0.09 per share (for all classes of shares).

The fund has designated 36.1% of the distributions from net investment income as qualifying for the dividends received deduction for corporations.

The Form 1099 you receive in January 2002 will show the tax status of all distributions paid to your account in calendar 2001.


FUND INFORMATION

WEB SITE

www.putnaminvestments.com

INVESTMENT MANAGER

Putnam Investment Management, LLC
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Retail Management
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

INDEPENDENT ACCOUNTANTS

KPMG LLP

TRUSTEES

John A. Hill, Chairman
Jameson Adkins Baxter
Charles B. Curtis
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
Lawrence J. Lasser
John H. Mullin III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

OFFICERS

George Putnam, III
President

Charles E. Porter
Executive Vice President and Treasurer

Patricia C. Flaherty
Senior Vice President

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Ian C. Ferguson
Vice President

Brett C. Browchuk
Vice President

Stephen Oristaglio
Vice President

Justin M. Scott
Vice President

Kevin M. Divney
Vice President and Fund Manager

James M. Falvey
Vice President and Fund Manager

Richard A. Monaghan
Vice President

Richard G. Leibovitch
Vice President

John R. Verani
Vice President


This report is for the information of shareholders of Putnam Global Natural Resources Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary and Putnam's Quarterly Ranking Summary. For more information or to request a prospectus, call toll free: 1-800-225-1581.

You can also learn more at Putnam Investments'  Web site:
www.putnaminvestments.com.


NOT FDIC INSURED, MAY LOSE VALUE, NO BANK GUARANTEE


[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

---------------------
PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS
---------------------

For account balances, economic forecasts, and the latest on Putnam funds, visit www.putnaminvestments.com


AN007  75500  018/501/2AD  10/01